Exhibit 10.1

FUND GROUP FACILITY SUBLIMIT ADJUSTMENT LETTER

September 26, 2025

HSBC Bank USA, National Association

66 Hudson Boulevard East

New York, NY 10001

Attention: ABF Admin

Phone: (212) 525-3615

Email: abfadmin@us.hsbc.com; kieran.patel@us.hsbc.com

RE: That certain Revolving Credit Agreement, dated as of June 14, 2019, entered into by and among, inter alios, AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P., a Delaware limited partnership (the “Initial Borrower”) (together with any other borrower which becomes a party thereto, each, a “Borrower” and collectively, the “Borrowers”), AB-Abbott Private Equity Investors G.P. L.P., as the Initial General Partner, HSBC Bank USA, National Association, as the Administrative Agent (in such capacity, the “Administrative Agent”) and a Lender and the other Lenders from time to time party thereto (the “Lenders”) (as amended by that certain First Amendment to Revolving Credit Agreement, dated as of December 23, 2020, as supplemented by that certain Borrower Joinder Agreement, dated as of May 3, 2021, as amended by that certain Second Amendment to Revolving Credit Agreement, dated as of June 11, 2021, as amended by that certain Joinder and Third Amendment to Revolving Credit Agreement, dated as of July 8, 2021, as supplemented by that certain Lender Assignment and Assumption Agreement, dated as of September 30, 2021, as supplemented by that certain Lender Joinder Agreement, dated as of November 24, 2021, as amended by that certain Fourth Amendment to Revolving Credit Agreement, dated as of February 28, 2022, as supplemented by that certain Borrower Joinder Agreement, dated as of April 25, 2022, as amended by that certain Fifth Amendment to Revolving Credit Agreement, dated as of May 27, 2022, as amended by that certain Sixth Amendment to Revolving Credit Agreement, dated as of June 10, 2022, as amended by that certain Seventh Amendment to Revolving Credit Agreement, dated as of November 10, 2022, as amended by that certain Eighth Amendment to Revolving Credit Agreement, dated as of March 31, 2023, as amended by that certain Ninth Amendment to Revolving Credit Agreement, dated as of June 9, 2023, as amended by that certain Tenth Amendment to Revolving Credit Agreement, dated as of November 15, 2023, as amended by that certain Eleventh Amendment to Revolving Credit Agreement, dated as of April 26, 2024, as amended by that certain Twelfth Amendment to Revolving Credit Agreement, dated as of June 6, 2024, as amended by that certain Lender Joinder and Thirteenth Amendment to Revolving Credit Agreement, dated as of August 30, 2024, as amended by that certain Fourteenth Amendment to Revolving Credit Agreement, dated as of November 15, 2024, as amended by that certain Fifteenth Amendment to Revolving Credit Agreement, dated as of February 15, 2025, as amended by that certain Sixteenth Amendment to Revolving Credit Agreement, dated as of May 6, 2025, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Ladies and Gentlemen:

Effective on September 26, 2025 (the “Effective Date”), the undersigned Borrowers hereby request that their respective Fund Group Facility Sublimits be adjusted as follows:

1.	Fund Group Facility Sublimit prior to giving effect to the reallocation requested herein:

Fund Group:	Fund Group Facility Sublimit
AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P.	$2,000,000
AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P.	$2,000,000
AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P.	$6,000,000
AB Private Credit Investors Corporation	$58,000,000
AB Private Credit Investors Middle Market Direct Lending Fund L.P.	$245,000,000
AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P.	$10,000,000
AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P.	$8,000,000
AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P.	$11,000,000
AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P.	$8,000,000

2.	Fund Group Facility Sublimit after giving effect to the reallocation requested herein:

Fund Group:	Fund Group Facility Sublimit
AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P.	$2,000,000
AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P.	$2,000,000
AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P.	$6,000,000
AB Private Credit Investors Corporation	$56,000,000
AB Private Credit Investors Middle Market Direct Lending Fund L.P.	$243,000,000
AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P.	$10,000,000
AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P.	$9,000,000
AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P.	$13,000,000
AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P.	$9,000,000

Effective on the Effective Date, and after giving effect to the reallocation of the Fund Group Facility Sublimits referenced above, each of the undersigned hereby represents, warrants and certifies:

(a) No Fund Group Event of Default or Fund Group Potential Default, with respect to each of the undersigned, exists and is continuing on and as of the date hereof or will exist on the Effective Date;

(b) After giving effect to the changes in the Fund Group Facility Sublimits set forth herein, the dollar equivalent of the Principal Obligations of the undersigned will not exceed the Available Commitment(s) of the undersigned;

(c) After giving effect to the changes in the Fund Group Facility Sublimits set forth herein, the dollar equivalent of the aggregate Fund Group Facility Sublimits of all Fund Groups will not exceed the Maximum Commitment.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

BORROWERS:

AB-ABBOTT PRIVATE EQUITY INVESTORS 2019 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Investors G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY INVESTORS 2020 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Investors 2020 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2021 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Solutions 2021 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella

Fund Group Facility Sublimit Adjustment

AB PRIVATE CREDIT INVESTORS MIDDLE MARKET DIRECT LENDING FUND, L.P., a Delaware limited partnership

By:	AB Private Credit Investors Middle Market Direct Lending G.P. L.P., a Delaware limited partnership, its General Partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB PRIVATE CREDIT INVESTORS CORPORATION, a Maryland corporation

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2022 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Solutions 2022 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella

Fund Group Facility Sublimit Adjustment

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2023 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Solutions 2023 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2024 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Solutions 2024 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella

Fund Group Facility Sublimit Adjustment

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2025 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Solutions 2025 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella

Fund Group Facility Sublimit Adjustment